ASA LIMITED

                                     ANNUAL
                                     REPORT






                                      2001

ASA LIMITED

Incorporated in the
Republic of South Africa

(Registration No. 1958/01920/06)

ANNUAL REPORT AND
FINANCIAL STATEMENTS

Year ended November 30, 2001

DIRECTORS
Robert J.A. Irwin (U.S.A.)
Henry R. Breck (U.S.A.)
Harry M. Conger (U.S.A.)
Chester A. Crocker (U.S.A.)
Joseph C. Farrell (U.S.A.)
James G. Inglis (South Africa)
Malcolm W. MacNaught (U.S.A.)
Ronald L. McCarthy (South Africa)
Robert A. Pilkington (U.S.A.)
A. Michael Rosholt (South Africa)


CONTENTS
Directors' report 2
Chairman's report 2
Certain investment policies and restrictions 4
Report of independent public accountants 4
Portfolio changes (unaudited) 5
Schedule of investments 6
Statements of assets and liabilities 7
Statements of operations 8
Statements of surplus 9
Statements of changes in net assets 9
Notes to financial statements 10
Financial highlights 12
Supplementary information 12
Certain tax information for United States shareholders 13
Dividend reinvestment plan 15

OFFICERS

Robert J.A. Irwin, CHAIRMAN OF THE BOARD AND TREASURER
Ronald L. McCarthy, MANAGING DIRECTOR AND SOUTH AFRICAN SECRETARY
Chester A. Crocker, UNITED STATES SECRETARY

AUDITORS

Arthur Andersen LLP, New York, NY, U.S.A.

COUNSEL

Werksmans, Johannesburg, South Africa
Kirkpatrick & Lockhart LLP, Washington, DC, U.S.A.

CUSTODIAN

J.P. Morgan Chase
Chase Metrotech Center, Brooklyn, NY 11245, U.S.A.

FUND ACCOUNTANTS

Kaufman Rossin & Co., PA
Miami, FL, U.S.A.

SHAREHOLDER SERVICES

LGN Associates
Florham Park, NJ, USA
(973) 377-3535

SUBCUSTODIAN

Standard Bank of South Africa Limited
Johannesburg, South Africa

REGISTERED OFFICE

36 Wierda Road West, Sandton 2196,
South Africa
Website-HTTP://WWW.ASALTD.COM

TRANSFER AGENT

EquiServe-First Chicago Trust Division
P.O. Box 2500, Jersey City, NJ 07303-2500, U.S.A.

COPIES OF THE QUARTERLY AND ANNUAL REPORTS OF THE COMPANY AND THE LATEST VALUATION OF NET ASSETS PER SHARE MAY BE REQUESTED FROM THE COMPANY, AT ITS REGISTERED OFFICE (011) 784-0500/1/2, OR FROM LGN ASSOCIATES, LAWRENCE G. NARDOLILLO, C.P.A., P.O. BOX 269, FLORHAM PARK, NEW JERSEY 07932 (973) 377-3535. SHAREHOLDERS ARE REMINDED TO NOTIFY EQUISERVE-FIRST CHICAGO TRUST DIVISION OF ANY CHANGE OF ADDRESS.

DIRECTORS' REPORT

The Directors submit herewith their report together with audited financial statements for the fiscal years ended November 30, 2001 and 2000.

   In addition to the financial  statements there are statements  setting forth:
(1) certain investment policies and restrictions, (2) portfolio changes during the year, (3) financial highlights for the fiscal years ended 1997 through 2001,
(4) certain tax information for United States shareholders and (5) information regarding the Company's dividend reinvestment plan.

   ASA Limited is incorporated in the Republic of South Africa and consequently values its investments at Johannesburg Stock Exchange share prices translated into U.S. dollars at the rand exchange rate. (See Notes (l)B and (3) to the financial statements for additional information.)

   At November 30, 2001 the Company's net assets, including investments valued at Johannesburg Stock Exchange quotations, were equivalent to $21.97 per share. The closing price of our Company's stock was $19.83 per share at November 30, 2001, which represented a 9.7% discount to the net asset value. This compares with $17.58 per share at November 30, 2000 at which time the closing price was $14.56, a discount of 17.2% to the net asset value. For the fiscal year ended November 30, 2001 the net assets of the Company per share in United States dollar terms increased by 25%.

   Net investment income for the fiscal year ended November 30, 2001 was equivalent to $1.00 per share, as compared to $.61 per share for the year ended November 30, 2000. Net realized gains from investments were $3.05 per share for the fiscal year ended November 30, 2001 as compared to $1.00 per share for the fiscal year ended November 30, 2000. Net realized (loss) from foreign currency transactions was ($.24) per share for the year ended November 30, 2001 as compared to ($1.02) per share for the fiscal year ended November 30, 2000.

   The Company paid dividends totaling $.80 per share in U.S. currency during the fiscal year ended November 30, 2001. For the fiscal year ended November 30, 2000, the dividend payments totaled $.60 per share. (See Certain tax information for United States shareholders (pages 13 and 14) for further comments.)

CHAIRMAN'S REPORT
THE GOLD BULLION MARKET

   At the end of the Company's previous financial year, the gold price was hovering around the USD272/oz mark. This price was, however, short-lived and within the first quarter of the year the price fell back to the USD255/oz level. High oil prices, a stronger than expected dollar, falling interest rates and the view that the US and, therefore, the world economy would be staging a recovery by year end, all lead to gold being sold down.

   As the year progressed, and gold lease rates tightened, and with the US Fed Fund Rate continuing to fall, the ability to sell gold forward at a profit (contango) all but evaporated. Gold producers were forced to re-think their strategy of selling gold forward. Their position was further exacerbated with a fall off in market liquidity and the forward curve was generally unexciting. Added to this was the complication of onerous accounting policies which were introduced requiring speculative hedges to be marked to market and brought through the income statement.

   The above scenario and the growing belief that the US economy was not in as good shape as expected led to a recovery in the gold price back to the USD270/oz level. It then rallied further in response to the terrorist attacks of September 11 and traded in a USD280-290/oz range for approximately a month thereafter. However the failure to break above the key resistance level of USD294/oz later caused a sharp correction back into the USD275-280/oz range.

   The price of gold, therefore, finds itself back at the levels at which it started the year and subject once again to the joint influences of a strong dollar and a weak oil price. Encouragingly it seems to have stabilized in the USD270/oz band and for the present appears to have more upside than downside potential.

THE GOLD SHARE MARKET

   Rising from a low level market performance in November last year, gold shares have had an exceptionally good run. While the gold price has been on a roller coaster, the shares have for most of the time signaled that there was a belief in the market that the price would run. From trading at valuation multiples that were undoubtedly inexpensive at the beginning of fiscal 2001, to at times inflated multiples, the shares now look to be fairly valued given the current price and economic outlook. The South African gold shares have of course responded well to the weak currency.

   At the end of fiscal 2000 the Philadelphia Stock Exchange gold and silver index (XAU) was trading at a level of 42.74. At the close of our fiscal 2001, it had risen to a level of 52.94, some 24% higher. The Johannesburg Stock Exchange All Gold Index rose by approximately 44% when expressed in United States dollars.

THE GOLD MINING INDUSTRY RESPONSE

   As mentioned last year, the lackluster gold price has continued to focus the minds of gold mining executives and the industry has continued to rationalize and restructure. A number of deals and proposed deals both country specific and cross border have been announced.

   In South  Africa,  Harmony  Gold  Mines Ltd  completed  the  purchase  of the
Elandsrand/Deelkraal assets. In conjunction with joint venture partner African Rainbow Minerals (ARM), Harmony has also completed the long awaited purchase of Anglo Gold's Free State assets for a sum of R2.2 billion. Harmony is now basically a 3 million ounces per annum producer. They have also recently negotiated an option to purchase two operating mines (Oryx and St Helena) from Gold Fields Limited. The mining methods and strategies applied by Harmony management are admirably suited to these mines and should produce excellent results in the future. In Australia, Harmony has made a bid for Hill 50 Gold NL which will add about 300,000 ounces per annum to their growing presence in Australia.

   Gold Fields Limited has also been active post the failed Franco Nevada merger. They have bought assets in Ghana and Australia. The Australian gold assets are two of the Western Mining gold assets, St Ives and Agnew, which will add around 600,000 ounces annually to their production base. AngloGold has also again been busy and, as is well known by now, made a cash and equity offer for Normandy. Newmont, in conjunction with Franco Nevada has put in a counter offer. Barrick in the interim has merged with Homestake. And in Australia, Goldfields of Australia has merged with Delta Gold.

   There is still a long way to go in the consolidation of the global gold industry, but the pace has quickened. Perhaps with a more centralized and better financed gold mining industry, there may be less reason or inclination for the industry to depress the price of their product, by selling forward into a dull market. To hedge against a decline in price or finance future production which should probably not be brought on line anyway if it cannot deliver a return at these prices, makes little economic sense.

PORTFOLIO  RESTRUCTURING

   Movements in the Company's overall investment portfolio since November 2000 have been confined to increasing holdings in gold mining companies situated outside of South Africa. Additions have been made to holdings in Barrick Gold Corporation, Franco-Nevada Mining Corporation and Placer Dome Inc. New acquisitions consist of holdings in Newmont Mining Corporation and Compania de Minas Buenaventura.

   Our position in De Beers Consolidated Mines Ltd was sold just prior to its acquisition by Anglo American PLC, Debswana and the Oppenheimer Family in early June. Besides the gold shares performing well, the unwinding of the cross holding between De Beers and Anglo American PLC saw strong performance from both shares prior to the subsequent de-listing of De Beers. Anglo American PLC has continued to perform strongly, particularly towards the end of the year as Resource stocks have responded to the more positive outlook for the global economy.

   Despite Platinum Group Metal prices, particularly palladium, coming under pressure the platinum shares have again had another outstanding year. Both Anglo American Platinum and Impala Platinum paid generous special dividends to shareholders given the large cash positions the companies had built while earning these super profits. As long as the Rand remains weak, platinum stays at around USD450/oz and palladium at around USD320/oz, these shares should continue to deliver excellent returns.

ECONOMIC ENVIRONMENT

   The over-riding big picture theme in South Africa in 2001 has been another ANNUS HORRIBILUS for the Rand currency. Ignoring improving macroeconomic fundamentals, the Rand continues its downward spiral, relative to the US dollar and other major world currencies. At the time of writing it has depreciated by 47% against the US dollar since the beginning of the year.

   Classified as an emerging world economy, South Africa finds itself in the company of certain third world countries who are nowhere near its state of economic maturity. As a result, the slightest stumble in the economics of its stable mates rebounds unreasonably on the country, with a concomitant loss of confidence in its currency and fundamental economic strength by its major world trading partners.

   However, the real Rand depreciation has brought with it benefits in terms of significantly boosting the export capacity of the economy. The Rand has performed admirably in a "shock absorber" role and has helped to insulate GDP growth to some extent from the external slowdown. Indeed, over the past three years, net exports have contributed over 40% to GDP growth.

   Slowing global growth should catch up with export volume growth and cause both the current account and economic growth to deteriorate in the shorter term. Given the possibility of a US and thus international economic recovery in the second half of 2002, this could result in renewed support for South Africa's export sector by the end of next year.

   There is remarkably little evidence of a pass-through of the impact of a depreciating Rand to consumer inflation, serving both to preserve competitive export prices while still enabling interest rate cuts, both at the short and long end of the yield curve. The expectation is still that the Consumer Price Index could meet the 3-6% inflation range next year, due to secular disinflationary factors that will also be well supported by weaker oil prices.

   A de-linking of the weak exchange rate from rising interest rates in 2001 is evident in both household consumption and fixed investment demand remaining relatively buoyant. This suggests that consumer and business confidence is still relatively strong. Such robustness is also apparent in rising revenue collections, which point to further tax relief next year. A stronger expenditure relative to output growth into 2002 is expected.

   The key factors of global recovery, a competitive Rand exchange rate, further tax cuts and lower lending rates could see GDP growth improve to above 3% in 2002 from this year's forecast of 2.5%.

THE COMPANY'S TAX STATUS

   Shareholders' attention is directed to Note 2 to the Financial Statements concerning the Company's Tax Status. With the introduction this year of major changes in the South African Income Tax Act, the Company will have to address the implications of the possible future liability for tax on both revenue and capital gains. An estimate of the potential tax liability for the current year has been calculated and is included in the Statement of Operations.

                                      * * *

   THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD ON FRIDAY, FEBRUARY 1, 2002 AT 10:00 A.M. AT THE LAW OFFICES OF KIRKPATRICK & LOCKHART LLP, 1251 AVENUE OF THE AMERICAS, 45TH FLOOR, NEW YORK, NEW YORK USA. WE LOOK FORWARD TO HAVING YOU IN ATTENDANCE.

                                        ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD
                                         AND TREASURER

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS

The following is a summary of certain of the Company's investment policies and restrictions and is subject to the more complete statements contained in the Company's Memorandum of Association (Charter), Articles of Association (By-Laws) and Registration Statement under the United States Investment Company Act of 1940, each as amended:

1. To invest over 50 per cent in value of its assets in common shares (or securities convertible into common shares) of companies conducting, as the major portion of their business, gold mining and related activities in South Africa;

2. To invest substantially the remainder of its assets, subject to the following notes, in common shares (or securities convertible into common shares) of other companies in South Africa; except, in the case of both 1 and 2, for temporary holdings of cash, cash equivalents or securities of, or guaranteed by, the Government of South Africa or an instrumentality thereof;

3. Not to invest in securities of any issuer if as a result over 20 per cent in value of the Company's assets would at the time be invested in securities of such issuer provided that no more than 40 per cent of the Company's assets would at the time be invested in securities of issuers, each of which exceeds 10 per cent of such value;

4. Not to invest in securities of any class of any issuer (except securities of or guaranteed by the Government of South Africa or an instrumentality thereof) if as a result the Company would at the time own over 10 per cent of such securities outstanding;

NOTE A. In April 1969, the shareholders approved an amendment of the Company's Registration Statement to permit the Company to invest up to 20 per cent of the value of its total assets in common shares (or securities convertible into common shares) of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate, provided that such amendment should not change the policy set forth in 1 above. The implementation of this amendment required the approval of the South African Exchange Control Authorities.

NOTE B. The Company is also permitted by its Registration Statement to hold up to 25 per cent in value of its assets in gold or gold certificates.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of
Directors of ASA Limited:

   We have audited the accompanying statements of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa) as of November 30, 2001 and 2000, including the schedule of investments as of November 30, 2001, the related statements of operations, surplus and changes in net assets and supplementary information for each of the two years in the period ended November 30, 2001, and the financial highlights for each of the five years in the period then ended. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the physical examination or confirmation of securities owned as of November 30, 2001 and 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In  our  opinion,   the  financial   statements,   financial  highlights  and
supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of November 30, 2001 and 2000, the results of its operations, the changes in its net assets and supplementary information for each of the two years in the period ended November 30, 2001 and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                          Arthur Andersen LLP
December 18, 2001                                         New York, N.Y., U.S.A.

JSE ALL GOLD SHARE INDEX: Monthly average prices (rand)

[Data below represents line chart in the printed piece]

11/30/98    1040.1
            869.3
            932.3
            847.1
            912.4
            1022.3
            853.1
            904
            863
            988.5
            1250.2
            1198.5
11/30/99    1110.2
            1148.7
            1074.2
            1186.1
            1076.6
            932.9
            994.3
            1020.5
            987.2
            996.1
            953.3
            815.6
11/30/00    752.3
            859.4
            891.2
            925.7
            1014.8
            1071.9
            1210.3
            1199.8
            1171
            1182.5
            1169.2
            1317.1
11/30/01    1382.7

LONDON FREE MARKET GOLD PRICE: Monthly average $ per ounce

[Data below represents line chart in the printed piece]

11/30/97    725.6
            800.2
            879.2
            780.2
            812.3
            1077.5
            931/70
            870.3
            912.4
            781.3
            1095.3
            1058.4
11/30/98    1040.1
            869.3
            932.3
            847.1
            912.4
            1022.3
            853.1
            904
            863
            988.5
            1250.2
            1198.5
11/30/99    1110.2
            1148.7
            1074.2
            1186.1
            1076.6
            932.9
            994.3
            1020.5
            987.2
            996.1
            953.3
            815.6
11/30/00    752.3
================================================================================
PORTFOLIO CHANGES (UNAUDITED)                                NUMBER OF SHARES
NET CHANGES DURING THE YEAR ENDED NOVEMBER 30, 2001       INCREASE     DECREASE
                                                          ----------------------
    ORDINARY SHARES OF GOLD MINING COMPANIES
    Newmont Mining Corporation                            200 000
    Barrick Gold Corporation                              100 000
    Franco-Nevada Mining Corporation Limited              377 000
    Placer Dome Incorporated                              550 000
    Compania de Minas Buenaventura - ADRs                 250 000

    ORDINARY SHARES OF OTHER COMPANIES
    De Beers Consolidated Mines Limited/Centenary AG                   701 300

SCHEDULE OF INVESTMENTS
(NOTE 1)

November 30, 2001

-----------------------------------------------------------------------------------------------------------------
                                                                      Number of           Market       Percent of
      Name of Company                                          Shares/Principal            Value       Net Assets
-----------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      SOUTH AFRICAN GOLD MINES
      Anglogold Limited                                               1 194 947     $ 39 966 147            18.9%
      Gold Fields Limited                                            10 794 979       49 683 740            23.6
      Harmony Gold Mining Company Limited                                 1 336            7 621              --
      Harmony Gold Mining Company Limited - ADRs                      2 166 400       11 936 865             5.7
-----------------------------------------------------------------------------------------------------------------
                                                                                     101 594 373            48.2
-----------------------------------------------------------------------------------------------------------------
      NORTH AMERICAN GOLD MINES
      Newmont Mining Corporation                                        200 000        3 934 000             1.9
-----------------------------------------------------------------------------------------------------------------
                                                                                       3 934 000             1.9
-----------------------------------------------------------------------------------------------------------------
      CANADIAN GOLD MINES
      Barrick Gold Corporation                                          382 000        5 779 660             2.7
      Franco-Nevada Mining Corporation Limited                          683 460       10 001 941             4.7
      Placer Dome Incorporated                                          915 312        9 986 054             4.8
-----------------------------------------------------------------------------------------------------------------
                                                                                      25 767 655            12.2
-----------------------------------------------------------------------------------------------------------------
      SOUTH AMERICAN GOLD MINES
      Compania de Minas Buenaventura - ADRs                             250 000        4 512 500             2.1
-----------------------------------------------------------------------------------------------------------------
                                                                                     135 808 528            64.4
-----------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER COMPANIES
      Anglo American Platinum Corporation Limited                       820 500       28 802 504            13.7
      Anglo American PLC                                              1 280 000       19 271 096             9.1
      Impala Platinum Holdings Limited                               262 700-11          014 827             5.2
-----------------------------------------------------------------------------------------------------------------
                                                                                      59 088 427            28.0
-----------------------------------------------------------------------------------------------------------------
      FIXED INCOME INVESTMENTS
      Republic of South Africa S150 12% due 02/28/05                 39 000 000(1)     4 046 940             1.9
-----------------------------------------------------------------------------------------------------------------
      Total Investments, at Market Value                                             198 943 895            94.3

      CASH AND OTHER ASSETS LESS PAYABLES                                             12 000 628             5.7
-----------------------------------------------------------------------------------------------------------------
      Total Net Assets                                                              $210 944 523            100.0%
-----------------------------------------------------------------------------------------------------------------

There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale. The notes to the financial statements form an integral part of these statements.

(1) South African Rand.

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES


November 30, 2001 and 2000

----------------------------------------------------------------------------------------------------------
                                                                        2001                 2000
                                                                    United States        United States
      ASSETS                                                              Dollars              Dollars
----------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
       Gold mining companies--
        Cost $114 303 334 in 2001
             $ 92 828 943 in 2000                                   $ 135 808 528         $ 78 590 321
      Other companies--
        Cost $26 678 003 in 2001
             $27 341 307 in 2000                                       59 088 427           81 152 425
      Fixed income investments--
        Cost ($4 934 397) in 2001 and 2000                              4 046 940            4 953 597
----------------------------------------------------------------------------------------------------------
                                                                      198 943 895          164 696 343
      Cash in banks                                                     6 157 670            10 706 444
      Bank time deposits                                                6 500 000                   --
      Dividends and interest receivable                                   236 208              252 847
      Other assets                                                         68 905               62 467
----------------------------------------------------------------------------------------------------------
      Total assets                                                    211 906 678          175 718 101
----------------------------------------------------------------------------------------------------------


      LIABILITIES
----------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities                            962 155              215 147
      Payable for securities purchased                                  6 777 190
----------------------------------------------------------------------------------------------------------
      Total liabilities                                                   962 155            6 992 337
----------------------------------------------------------------------------------------------------------
      NET ASSETS (SHAREHOLDERS' INVESTMENT)                           210 944 523          168 725 764
----------------------------------------------------------------------------------------------------------
      Ordinary (common) shares R 0.25 nominal (par) value
        Authorized: 24 000 000 shares
        Issued and Outstanding: 9 600 000 shares                        3 360 000            3 360 000
      Share premium (capital surplus)                                  27 489 156           27 489 156
      Undistributed net investment income                              58 225 358           56 298 974
      Undistributed net realized (loss) from foreign
        currency transactions                                         (40 378 157)         (38 065 714)
      Undistributed net realized gain on investments                  110 174 594           80 849 895
      Net unrealized appreciation on investments                       53 028 160           39 591 628
      Net unrealized (depreciation) on translation of assets
        and liabilities in foreign currency                              (954 588)            (798 175)
----------------------------------------------------------------------------------------------------------
      Net assets                                                     $210 944 523         $168 725 764
----------------------------------------------------------------------------------------------------------
      Net assets per share                                                 $21.97               $17.58
----------------------------------------------------------------------------------------------------------


      The closing price of the Company's shares on the New York Stock Exchange was $19.83 per share on November 30, 2001 and $14.56 per share on November 30, 2000.

      The notes to the financial statements form an integral part of these statements.

      ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD & TREASURER
      RONALD L. MCCARTHY, MANAGING DIRECTOR

STATEMENTS OF OPERATIONS

Years ended November 30, 2001 and 2000

-----------------------------------------------------------------------------------------------------------------------
                                                                                 2001                     2000
                                                                            United States             United States
                                                                                  Dollars                   Dollars
-----------------------------------------------------------------------------------------------------------------------
      Investment income
       Dividends                                                              $10 839 535               $ 7 734 885
       Interest                                                                 1 062 114                   310 503
-----------------------------------------------------------------------------------------------------------------------
                                                                               11 901 649                 8 045 388
-----------------------------------------------------------------------------------------------------------------------
      Expenses
        Shareholders' report and proxy expenses                                   229 981                   137 396
        Directors' fees and expenses                                              440 456                   489 072
        Salaries                                                                  234 638                   234 634
        Other administrative expenses                                             362 515                   347 619
        Transfer agent, registrar and custodian                                   121 028                   120 925
        Professional fees and expenses                                            425 726                   341 024
        Insurance                                                                  88 165                    87 557
        Contributions                                                              48 655                    55 515
        South African tax (Note 2)                                                 20 000                    26 730
        Other                                                                     324 101                   351 195
-----------------------------------------------------------------------------------------------------------------------
                                                                                2 295 265                 2 191 667
-----------------------------------------------------------------------------------------------------------------------
        Net investment income                                                   9 606 384                 5 853 721
-----------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) from investments and foreign currency transactions
      Net realized gain from investments Proceeds from sales                   29 385 423                15 851 707
        Cost of securities sold                                                    60 724                 6 255 563
-----------------------------------------------------------------------------------------------------------------------
      Net realized gain from investments                                       29 324 699                 9 596 144
-----------------------------------------------------------------------------------------------------------------------
      Net realized (loss) from foreign currency transactions
        Investments                                                              (602 612)               (9 137 335)
        Foreign currency transactions                                          (1 584 831)                 (681 091)
        South African tax (Note 2)                                               (125 000)                       --
-----------------------------------------------------------------------------------------------------------------------
      Net realized (loss) from foreign currency transactions                   (2 312 443)               (9 818 426)
-----------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in unrealized appreciation on investments
        Balance, beginning of year                                             39 591 628                86 494 686
        Balance, end of year                                                   53 028 160                39 591 628
-----------------------------------------------------------------------------------------------------------------------
      Increase (Decrease)                                                      13 436 532               (46 903 058)
-----------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in unrealized appreciation (depreciation) on
        translation of assets and liabilities in foreign currency                 793 587                  (294 065)
        South African tax (Note 2)                                               (950 000)                       --
-----------------------------------------------------------------------------------------------------------------------
                                                                                 (156 413)                 (294 065)
-----------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss) from investments and foreign
        currency transactions                                                  40 292 375               (47 419 405)
-----------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations         $49 898 759              $(41 565 684)
-----------------------------------------------------------------------------------------------------------------------

      The  notes to the  financial  statements  form an  integral  part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

Years ended November 30, 2001 and 2000

--------------------------------------------------------------------------------------------------------------------------------
                                                                                         2001                      2000
                                                                                    United States              United States
      STATEMENTS OF SURPLUS                                                               Dollars                    Dollars
--------------------------------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of year                                         $ 27 489 156               $ 27 489 156
--------------------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income
          Balance, beginning of year                                                 $ 56 298 974               $ 56 205 253
          Net investment income for the year                                            9 606 384                  5 853 721
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       65 905 358                 62 058 974
          Dividends paid                                                               (7 680 000)                (5 760 000)
--------------------------------------------------------------------------------------------------------------------------------
          Balance, end of year                                                       $ 58 225 358               $ 56 298 974
--------------------------------------------------------------------------------------------------------------------------------
      Undistributed net realized (loss) from
        foreign currency transactions
          Balance, beginning of year                                                 $(38 065 714)              $(28 247 288)
          Net realized (loss) for the year                                             (2 312 443)                (9 818 426)
--------------------------------------------------------------------------------------------------------------------------------
          Balance, end of year                                                       $(40 378 157)              $(38 065 714)
--------------------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain on investments
          (Computed on identified cost basis)
          Balance, beginning of year                                                 $ 80 849 895               $ 71 253 751
          Net realized gain for the year                                               29 324 699                  9 596 144
--------------------------------------------------------------------------------------------------------------------------------
          Balance, end of year                                                       $110 174 594               $ 80 849 895
--------------------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation on investments
          Balance, beginning of year                                                 $ 39 591 628               $ 86 494 686
          Increase (Decrease) for the year                                             13 436 532                (46 903 058)
--------------------------------------------------------------------------------------------------------------------------------
          Balance, end of year                                                       $ 53 028 160               $ 39 591 628
--------------------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in foreign currency
          Balance, beginning of year                                                 $   (798 175)              $   (504 110)
          Net unrealized appreciation (depreciation)
            for the year                                                                 (156 413)                  (294 065)
--------------------------------------------------------------------------------------------------------------------------------
          Balance, end of year                                                       $   (954 588)              $   (798 175)
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                         2001                      2000
                                                                                    United States             United States
      STATEMENTS OF SURPLUS                                                               Dollars                   Dollars
--------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                                          $  9 606 384              $  5 853 721
      Net realized gain from investments                                               29 324 699                 9 596 144
      Net realized (loss) from foreign currency transactions                           (2 312 443)               (9 818 426)
      Net increase (decrease) in unrealized appreciation on investments                13 436 532               (46 903 058)
      Net unrealized appreciation (depreciation) on translation of assets
        and liabilities in foreign currency                                              (156 413)                 (294 065)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       49 898 759               (41 565 684)
      Dividends paid                                                                   (7 680 000)               (5 760 000)
--------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)                                                        42 218 759               (47 325 684)
      Net assets, beginning of year                                                   168 725 764               216 051 448
--------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year                                                        $210 944 523              $168 725 764
--------------------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Years ended November 30, 2001 and 2000


1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES The following is a summary of the Company's significant accounting policies:

A. INVESTMENTS

Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

   Quoted market value of those shares traded represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

   There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B. EXCHANGE GAINS AND LOSSES

The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

During the year ended November 30, 2001 sales of securities amounted to $29,385,423 and purchases of securities amounted to $21,474,429. During the year ended November 30, 2000 sales of securities amounted to $15,851,707 and purchases of securities amounted to $13,832,453. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

D. DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.

E. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

F. BASIS OF PRESENTATION

Certain prior year amounts in the accompanying financial statements have been reclassified to conform with current year presentation.

2 TAX STATUS OF THE COMPANY Pursuant to the South African Income Tax Act, as amended, the Company is subject to tax on dividends received from sources other than South Africa as well as foreign exchange gains. A provision for South
African taxes of $1,095,000 has been included in the accompanying financial statements for the fiscal year ended November 30, 2001. In addition, effective October 1, 2001, the Company is subject to a capital gains tax on the gains realized on the disposal of South African and foreign securities. The capital gains tax will only be levied on the appreciation in value of securities since October 1, 2001. Management intends to seek an exemption from the capital gains tax and tax on foreign exchange gains under the South African Income Tax Act. However, it is uncertain whether the Company will be granted such exemption(s).

   In terms of the residence based system of taxation, beginning with the fiscal year ending November 30, 2002, the Company will also be subject to tax on interest earned on cash deposits.

   The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 13 and 14 for additional tax information for United States shareholders.

3 CURRENCY EXCHANGE There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

4 RETIREMENT PLAN Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the years ended November 30, 2001 and November 30, 2000, there was no retirement expense for this plan.

    In 1993, the Company purchased an annuity policy as a retirement benefit for the Chairman at an annual cost of $25,000 per year for five years. Effective May 1, 1999, the annual cost to the Company was increased to $28,125 per year. At November 30, 2001, the Company has recorded a liability of $83,075 related to this benefit.

5 COMMITMENTS The Company's lease for office space in Johannesburg expired in February 2001. The Company has renewed the lease for a period of twelve months at an annual cost of $34,150.

FINANCIAL HIGHLIGHTS



---------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended November 30
---------------------------------------------------------------------------------------------------------------------------
                                                                   2001       2000       1999         1998       1997
---------------------------------------------------------------------------------------------------------------------------
     PER SHARE OPERATING PERFORMANCE                                             United States Dollars
---------------------------------------------------------------------------------------------------------------------------
    Net asset value, beginning of year                           $  17.58   $  22.51    $  19.01    $  20.45    $  35.09
    Net investment income                                            1.00        .61         .58         .66         .97
    Net realized gain from investments                               3.05       1.00         .62         .32          --
    Net realized (loss) from foreign currency transactions           (.24)     (1.02)       (.95)       (.11)         --
    Net increase (decrease) in unrealized appreciation on
      investments                                                    1.40      (4.88)       3.84       (1.49)     (14.41)
    Net unrealized appreciation (depreciation) on translation
      of assets and liabilities in foreign currency                  (.02)      (.04)        .01        (.02)         --
---------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                                 5.19      (4.33)       4.10        (.64)     (13.44)
    Less dividends and distributions                                 (.80)      (.60)       (.60)       (.80)      (1.20)
---------------------------------------------------------------------------------------------------------------------------
    Net asset value, end of year                                 $  21.97   $  17.58    $  22.51    $  19.01    $  20.45
---------------------------------------------------------------------------------------------------------------------------

    Market value per share, end of year                          $  19.83   $  14.56    $  19.125   $  19.125   $  20.625

    TOTAL INVESTMENT RETURN(1)
    Based on market value per share                                 41.76%    (21.06%)      3.44%      (3.30%)    (42.86%)


    RATIOS TO AVERAGE NET ASSETS(1)
    Expenses                                                         1.10%      1.15%       1.13%       1.15%        .71%
    Net investment income                                            4.61%      3.06%       3.02%       3.34%       3.25%


    SUPPLEMENTAL DATA

    Net assets, end of year (000 omitted)                        $210 944   $168 726    $216 051    $182 530    $196 301
    Portfolio turnover rate                                         11.18%      7.43%       6.66%       1.06%         --

     Per share calculations are based on the 9,600,000 shares outstanding.

     (1) Determined in dollar terms.



SUPPLEMENTARY INFORMATION

Years ended November 30, 2001 and 2000

---------------------------------------------------------------------------------------------------------------------------
                                                                                        2001                     2000
                                                                                   United States             United States
    CERTAIN FEES INCURRED BY THE COMPANY                                                 Dollars                   Dollars
---------------------------------------------------------------------------------------------------------------------------
    Directors' fees                                                                    $ 231 000                 $ 236 000
    Officers' salaries                                                                   225 536                   223 634
    Arthur Andersen (Auditors)                                                            66 777                    62 508
---------------------------------------------------------------------------------------------------------------------------



The  notes to the  financial  statements  form an  integral  part of these statements.

CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code. Under that section, a United States shareholder who has held his shares in the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long-term capital gain rates on the excess.

The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 2000.

Year ended November 30              Per year        Per day
-----------------------------------------------------------
1964                                  $ .042        $.00012
-----------------------------------------------------------
1965                                    .067         .00019
-----------------------------------------------------------
1966                                    .105         .00029
-----------------------------------------------------------
1967                                    .277         .00076
-----------------------------------------------------------
1968                                    .241         .00066
-----------------------------------------------------------
1969                                    .461         .00126
-----------------------------------------------------------
1970                                    .218         .00060
-----------------------------------------------------------
1971                                    .203         .00056
-----------------------------------------------------------
1972                                    .445         .00122
-----------------------------------------------------------
1973                                    .497         .00136
-----------------------------------------------------------
1974                                   1.151         .00316
-----------------------------------------------------------
1975                                    .851         .00233
-----------------------------------------------------------
1976                                    .370         .00101
-----------------------------------------------------------
1977                                    .083         .00023
-----------------------------------------------------------
1978                                    .357         .00098
-----------------------------------------------------------
1979                                    .219         .00060
-----------------------------------------------------------
1980                                   1.962         .00538
-----------------------------------------------------------
1981                                    .954         .00261
-----------------------------------------------------------
1982                                    .102         .00028
-----------------------------------------------------------
1983                                     -0-            -0-
-----------------------------------------------------------
1984                                     -0-            -0-
-----------------------------------------------------------
1985                                  (.151)       (.00041)
-----------------------------------------------------------
1986                                     -0-            -0-
-----------------------------------------------------------
1987                                     -0-            -0-
-----------------------------------------------------------


Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder ~(1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, or (2) for taxable years of such United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of his Company shares will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company shares, which is defined as a distribution by the Company for a taxable year that is more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a taxable year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder as a normal dividend (see above), with no interest charge.

If a United States shareholder elects to treat the Company as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his PRO RATA share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings


-------------------
* For example, the Company made annual distributions of $.60, $.60 and $.80 per share during the years ended November 30, 2000, 1999 and 1998, respectively, an average per year of $.667 per share. Accordingly, any distribution in excess of $.833 per share (125% of $.667) would be treated as an excess distribution for the taxable year ended November 30, 2001.~(All amounts in U.S. currency.)

and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987, as described above.

   Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder will be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

   A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

   Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the taxable year of the Company ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2000 and who files his tax return on the basis of a calendar year may make a QEF election on his 2001 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2000 may also make the QEF election on his 2001 tax return, but should consult his tax advisor concerning the tax consequences and special rules that apply where a QEF election could have been made with respect to such shares for an earlier taxable year.

   The QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, the QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the year to which the election applies. In order to allow United States shareholders to make the QEF elections and to comply with the applicable annual reporting requirements, the Company annually will provide to them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations. A completed copy of the Form 8621 also must be filed with the Internal Revenue Service Center, P.O. Box 21086, Philadelphia, Pennsylvania 19114, at the time the election statement is filed with the return.

   In early 2002 the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2001 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon. Copies of all Forms 8621 also must be sent to the Philadelphia Internal Revenue Service Center identified above by the due date, with extensions, of the returns to which the Forms 8621 are attached.

   Special rules apply to United States persons who hold Company shares through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

   Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to the fair market value on the date of death (or alternate valuation date). In this case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis immediately before his death. If a United States shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder elected to treat the shares as if sold on the first day of the first taxable year of the Company for which the QEF election was effective), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987.

   DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

DIVIDEND REINVESTMENT PLAN

The Company's Board of Directors has authorized EquiServe-First Chicago Trust Division ("First Chicago") to offer a dividend reinvestment plan (the "Plan") to shareholders. Shareholders must elect to participate in the Plan by signing an authorization. The authorization appoints First Chicago as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the applicable South African withholding tax and the service charge described below) which become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any voluntary cash payments ($50 minimum, $3,000 maximum per dividend period) received from such participant within 30 days prior to such dividend payment date.

   For the purpose of making purchases, First Chicago will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

   For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant, will be deducted (and paid to First Chicago) prior to each purchase of shares. Shareholder sales of shares held by First Chicago in the Plan are subject to a fee of $10.00 plus applicable brokerage commissions deducted from the proceeds of the sale. Additional nominal fees are charged by First Chicago for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement 1099 reports older than one year.

   Participation in the Plan may be terminated by a participant at any time by written instructions to First Chicago. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

   Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations. In addition, shareholders who are U.S. citizens or residents may use the amount of South African tax withheld, if any, either as a deduction from income or, subject to certain limitations, as a credit against their U.S. federal income taxes.

   An investor participating in the Plan may not hold his or her shares in a "street name" brokerage account.

   Additional information regarding the Plan may be obtained from First Chicago Dividend Reinvestment Plan, P.O. Box 2598, Jersey City, New Jersey 07303-2598. Information may also be obtained by calling First Chicago's Telephone Response Center at (201) 324-0498 between 8:30 a.m. and~7 p.m., Eastern time, Monday through Friday.







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